Exhibit (32.2)

CERTIFICATION OF THE CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned officer hereby certifies as to the Report on Form 10-Q of Met-Pro Corporation for the fiscal quarter ended April 30, 2009, that (i) the report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and (ii) the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of Met-Pro Corporation.

Dated: June 3, 2009	/s/ Gary J. Morgan
Gary J. Morgan
Senior Vice President and Chief Financial Officer